Fourth Quarter Update 2025

2 Important Information Caution Regarding Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, including those regarding First Bancorp's expectations or predictions of future financial or business performance or conditions. The forward-looking statements are inherently subject to risks and uncertainties. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about future financial and operating results, expected cost savings, expected impact on future earnings, the Company's plans, objectives, expectations and intentions and other statements that are not historical facts. These forward- looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and you are cautioned not to place undue reliance on any forward-looking statements. We assume no duty to update forward-looking statements. In addition to factors previously disclosed in First Bancorp’s reports filed with the Securities and Exchange Commission (“SEC”), including without limitation its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K, the following factors, among others, could cause actual results to differ materially from forward-looking statements: the financial success or changing strategies of the Company’s customers; the Company’s level of success in integrating acquisitions; actions of government regulators; the level of market interest rates; success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues; the impact, extent and timing of technological changes; capital management activities; and general economic conditions. Non-GAAP Measures This presentation contains financial information, performance measures and statements that include non- GAAP (Generally Accepted Accounting Principles) measures and should be read along with related earnings releases and Forms 10-Q/K for the respective quarters and period ends, which provide a reconciliation of non-GAAP measures to GAAP measures. Management believes that these non-GAAP measures provide additional useful information that allows readers to evaluate the ongoing performance of First Bancorp. Non- GAAP measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of First Bancorp. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company’s results or financial condition as reported under GAAP.

3 Bank Holding Company First Bancorp Subsidiary Bank First Bank Headquarters Southern Pines, North Carolina Established 1935 as Bank of Montgomery Assets * $12.7 billion Loans * $8.7 billion Deposits * $10.7 billion Branches * 113 in NC & SC Employees * 1,353 full-time equivalent employees Ranking 4th largest bank headquartered in NC (largest community bank) Market Capitalization # $2.4 billion – Ticker FBNC Stock Market/Indices NASDAQ Global Select Market, S&P SmallCap 600 Index, Russell 2000 Daily Average Trading Volume # 373,000 shares Insider Ownership # 2.28% Institutional Ownership # 80.01% Member of Russell 2000 Yes * Data is as of 12/31/25 # Data is as of 1/16/26 Company Overview

4 Our Core Values We help our customers realize their dreams by providing financial solutions and building trusted relationships. Safety and Soundness We ensure long term financial stability by enhancing trust and confidence and providing a safe environment. Knowledge and Accuracy Employ the best associates and ensure all are well trained, establish quality standards and hold each other accountable. Courteous Service We treat customers and associates with respect, communicate effectively, and celebrate our unique contributions Convenience and Ease Our customers choose when, where and how they do business with us. Our Promise Our Footprint

5 National Recognition KBW Bank Honor Roll Top 4% of Banks Over $500 million in Assets - 2022 Included for the first time in a select group of 14 banks (4% of banking industry over $500 million) for increasing earnings per share for each of the past 10 years. Best Employer in North Carolina – 2023, 2024, and 2025 First Bank has formally been named BEST EMPLOYER in North Carolina, in the extra-large employer category, by Business NC for the last three years. First Bank was #1 in 2023 and 2024. S&P Global – Top 10 Public Banks Ranked 10th in performance of all public banks over $10 billion in assets for 2022. Forbes - Best In- State Banks Recognition – 2019, 2020, 2021, 2024 Ranked 1st or 2nd in North Carolina. Based on customer survey on satisfaction and the following attributes: • Trust • Terms & Conditions • Branch Services • Digital Services • Financial Advice

6 Q4 2025 Highlights Q4 2025 Q3 2025 CHANGE Net income (1) (2) $15.7 million $20.4 million -$4.7 million Provision for Credit Losses (1) $4.7 million $3.4 million -$1.3 million Diluted EPS (1) (2) $0.38 $0.49 -$0.11 Adjusted Diluted EPS $1.19 $1.01 +$0.18 ROA 0.49% 0.64% -15 bps Adjusted ROA 1.54% 1.31% +23 bps ROCE 3.83% 5.14% -131 bps Adjusted ROCE 12.01% 10.55% +146 bps ROTCE (3) 5.80% 7.83% -203 bps Adjusted ROTCE 17.45% 15.66% +179 bps Net Interest Margin (4) 3.58% 3.46% +12 bps Loan Yield 5.58% 5.69% -11 bps Total Cost of Deposits 1.32% 1.46% -14 bps Total Cost of Funds 1.36% 1.51% -15 bps 1. Q3 25 and Q4 25 include reductions of credit reserves for Hurricane Helene of $4.0 million pre-tax, or $0.07 per share after-tax and $1.6 million pre-tax, or $0.03 per share after-tax, respectively. 2. Q3 25 and Q4 25 include securities losses of $27.9 million pre-tax, or $0.52 per share after-tax, and $43.7 million pre-tax, or $0.81 per share after-tax, respectively, due to a securities loss-earnback transactions. 3. Annualized net income divided by: average common shareholders’ equity less average total intangible assets, net. 4. Net-interest income divided by average earning assets.

7 "We closed 2025 with strong momentum, highlighted by a 51 basis-point expansion in NIM for the year, solid loan growth and continued expense discipline. We have expanded our Net Interest Margin for seven consecutive quarters. ” Richard H. Moore, First Bancorp Chairman and CEO Capital Ratios Q4 2025 Summary • 4Q 25 net income of $15.7 million ($49.3 million on an adjusted basis) • ROA of 0.49% (Adjusted ROA of 1.54%) $49.3 million $15.7 million • ROCE of 3.83% (Adjusted ROCE of 12.01%) Adjusted net income Net income • ROTCE 5.80% (Adjusted ROTCE of 17.45%) • Management continues to control expenses resulting in $62.2 million of NIE • NIM increased 12 basis points to 3.58% • Net Interest Income +$3.7 million to $106.2 million $1.19 $0.38 • Loan Yield declined10 bps to 5.58% Adjusted diluted EPS Diluted EPS • Securities yield of 2.69% (+14 bps) • Total Cost of Deposits improved 15 bps to 1.32% • Total assets down $81.9 million 3.58% $106.2 million • Loan growth of $303.2 million NIM Net Interest Income • Securities loss-earnback transaction, resulting in a loss of $43.7 million • Deposits had seasonal decline of $132.7 million • ACL coverage ratio of 1.42% 48.2% 1.54% • Annualized net charge-offs of 0.05% ($1.1 million) Efficiency ratio Adjusted ROA • Foreclosed real estate decreased to $1.4 million • Helene credit reserves total $1.9 million • NPA/Assets ratio remains low at 0.30% • Capital position remains strong – o Tangible Common Equity Ratio 9.61% (+49 bps) Linked quarter loan growth Linked quarter deposit growth o CET 1 Ratio 14.06%1 (-29 bps) o Total Risk-Based Capital 16.08%1 (-50 bps) o C&D and CRE concentration ratios within target range 1.42% 14.06%1 • Book value of $39.89 per share, (+ $1.22) ACL ratio CET1 ratio • Tangible book value of $28.23 per share, (+ $1.25) Earnings Margin Balance Sheet Credit $303.2 million, or +14.3% $132.7 million, or +4.8% Capital 1. Preliminary

8 3.31% 3.08% 2.97% 2.88% 2.80% 2.87% 2.90% 3.08% 3.27% 3.32% 3.47% 3.60% 3.18% 2.95% 2.86% 2.78% 2.69% 2.77% 2.82% 2.99% 3.19% 3.26% 3.40% 3.54% 2.50% 2.70% 2.90% 3.10% 3.30% 3.50% 3.70% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Reported Core Net Interest Margin (tax-equivalent) Net interest margin is calculated by dividing tax- equivalent net interest income by average earning assets. Core net interest margin excludes accretion from purchase accounting loan discounts

9 Loan Yields 5.22% 5.26% 5.32% 5.39% 5.45% 5.51% 5.51% 5.47% 5.52% 5.53% 5.69% 5.58% 5.03% 5.08% 5.16% 5.25% 5.30% 5.37% 5.39% 5.34% 5.41% 5.44% 5.60% 5.51% 4.90% 5.00% 5.10% 5.20% 5.30% 5.40% 5.50% 5.60% 5.70% 5.80% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Stated Core

10 Asset Yield Trends 2.45% 2.61% 2.61% 2.62% 2.65% 2.81% 2.55% 2.69% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% July 2025 August 2025 September 2025 October 2025 November 2025 December 2025 3rd Quarter 2025 4th Quarter 2025 Total Securities 4.82% 4.84% 4.92% 4.82% 4.82% 4.88% 4.86% 4.84% 4.00% 4.10% 4.20% 4.30% 4.40% 4.50% 4.60% 4.70% 4.80% 4.90% 5.00% July 2025 August 2025 September 2025 October 2025 November 2025 December 2025 3rd Quarter 2025 4th Quarter 2025 Interest Earning Assets 5.67% 5.65% 5.75% 5.60% 5.58% 5.58% 5.69% 5.58% 5.00% 5.10% 5.20% 5.30% 5.40% 5.50% 5.60% 5.70% 5.80% July 2025 August 2025 September 2025 October 2025 November 2025 December 2025 3rd Quarter 2025 4th Quarter 2025 Total Loans, Fees, & Accretion

11 Cost of Funds and Total Cost of Deposits 0.94% 1.29% 1.46% 1.64% 1.79% 1.81% 1.81% 1.62% 1.51% 1.48% 1.51% 1.36% 0.75% 1.08% 1.27% 1.41% 1.56% 1.72% 1.76% 1.57% 1.46% 1.43% 1.46% 1.32% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Cost of Funds Deposits

12 Deposit Cost 2.18% 2.20% 2.15% 2.06% 1.96% 1.88% 2.18% 1.97% 1.50% 1.60% 1.70% 1.80% 1.90% 2.00% 2.10% 2.20% 2.30% July 2025 August 2025 September 2025 October 2025 November 2025 December 2025 3rd Quarter 2025 4th Quarter 2025 Interest Bearing Deposits 1.47% 1.48% 1.44% 1.38% 1.31% 1.26% 1.46% 1.32% 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% July 2025 August 2025 September 2025 October 2025 November 2025 December 2025 3rd Quarter 2025 4th Quarter 2025 Total Cost of Deposits

13 Strong Capital Levels First Bancorp maintains strong capital levels. The fourth quarter loan growth of $303.2 million was the driver of the decrease in regulatory capital ratios from Q3 2025 to Q4 2025, as loans have a higher risk weight than short term investments, along with the repayment of $18.0 million of subordinated debt during the quarter. Capital levels afford management strategic flexibility. Capital Ratios 9.12% 11.18% 14.35% 15.14% 16.58% 9.61% 11.19% 14.06% 14.83% 16.08% 4.00% 7.00% 8.50% 10.50% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% TCE Tier 1 Leverage Capital Common Equity Tier 1 Tier 1 Capital Total Capital 9/30/2025 12/31/2025 Minimum 49 bps 1 bps 29 bps 31 bps 50 bps Capital ratios for Q4 2025 are preliminary and subject to change.

14 $10,531 $10,745 $10,830 $10,881 $10,748 1.57% 1.46% 1.43% 1.46% 1.32% 2.31% 2.14% 2.14% 2.18% 1.97% 4.50% 4.50% 4.50% 4.25% 3.75% $7,000 $7,500 $8,000 $8,500 $9,000 $9,500 $10,000 $10,500 $11,000 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 4Q '24 1Q '25 2Q '25 3Q '25 4Q '25 Deposits Total cost of deposits Interest bearing deposits Fed funds Strong Deposit Franchise Supported by Attractive Markets Total deposits ended at $10.7 billion, a decrease of $133 million for the quarter, or 5% annualized. Brokered deposits remain minimal at $5 million as of December 31, 2025. Management has controlled interest expense, with total cost of deposits decreasing 14 basis points in Q4 2025 after increasing 3 basis points in Q3 2025 and reductions of 3 basis points, 11 basis points and 19 basis points for the three prior quarters, respectively. Deposits End-of-Period ($ in millions)

15 Granular, Diverse and Relationship- focused Customer Funding Base The Company benefits from a granular deposit franchise, with the top twenty depositors representing approximately 8% of total deposits. Consumer deposits represent 43% of total deposits. Business deposits represent 57% of total deposits. Uninsured and uncollateralized deposits represent approximately 33% of total deposits. Deposits End-of-Period ($ in millions) 9% 8% 8% 8% 8% 0% 0% 0% 0% 0% 41% 41% 41% 41% 42% 5% 5% 5% 5% 5% 13% 14% 13% 13% 13% 32% 32% 33% 33% 32% 4Q '24 1Q '25 2Q '25 3Q '25 4Q '25 Time deposits Brokered Money market Savings NOW Nonint trans accts $10,531 $10,745 $10,830 $10,881 $10,748

16 Allowance for Credit Losses – 12/31/25 Loans Outstanding Allowance for Credit Losses (ex Hurricane Helene) Allowance for Credit Losses (Hurricane Helene) % of Loans Outstanding Commercial and industrial $ 1,046,438 $ 20,044 $ 0 1.92% Construction, development & other land loans 753,199 11,465 0 1.52% Commercial real estate - owner occupied 1,353,912 20,298 0 1.50% Commercial real estate - non owner occupied 2,843,555 25,017 0 0.88% Multi-family real estate 537,015 5,205 0 0.97% Residential 1-4 family real estate 1,736,453 32,442 1,626 1.96% Home equity loans/lines of credit 383,652 3,245 274 0.92% Consumer loans 67,458 3,965 0 5.88% Unamortized net deferred loan costs (fees) 737 Total loans $ 8,722,419 $ 121,681 $ 1,900 1.42%

17 Asset Quality Trends 1.51% 1.49% 1.47% 1.44% 1.42% 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 ACL / Loans 0.30% 0.27% 0.28% 0.31% 0.30% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Nonperforming Asset Ratio 0.04% 0.17% 0.06% 0.14% 0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Annualized Net Charge Offs 0.39% 0.36% 0.42% 0.44% 0.42% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Nonperforming Loan Ratio

18 Noninterest Income (Dollars in thousands) Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Service charges on deposit accounts 4,320$ 4,293$ 3,767$ 3,976$ 4,225$ 4,269$ Other service charges and fees 5,555 5,828 5,883 6,595 6,355 5,653 Presold mortgage loan fees and gains on sale 690 676 450 315 471 583 Commissions from sales of financial products 1,371 1,202 1,408 1,388 1,678 1,800 SBA loan sale gains 1,108 291 52 151 869 - Bank-owned life insurance income 1,205 1,225 1,228 1,221 1,289 1,375 Securities losses, net - (36,820) - - (27,905) (43,722) Other income, net (670) 128 114 695 139 7,743 Total noninterest income 13,579$ (23,177)$ 12,902$ 14,341$ (12,879)$ (22,299)$ Our Noninterest income primarily relates to providing excellent services to our customers in the form of deposit and transaction services, mortgage financing and other financial products. These services are relatively stable across interest rate environments. Noninterest income also includes amounts related to other noninterest earning investments and gains/losses on the sales of investment securities. During the fourth quarter of 2025, the Company realized a $4.6 million gain from the sale of an office building.

19 Noninterest Expense $59,850 $58,279 $57,893 $58,983 $60,211 $62,223 61.0% 56.5% 54.2% 52.5% 50.7% 48.2% 45% 50% 55% 60% 65% $45,000 $47,500 $50,000 $52,500 $55,000 $57,500 $60,000 $62,500 $65,000 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Th ou sa nd s Non interest expense Efficiency ratio (Dollars in thousands) Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Salaries, incentives and commissions expense $29,995 $28,447 $28,661 $29,005 $31,065 $30,747 Employee benefit expense 6,495 6,702 6,095 6,187 5,751 6,673 Total personnel expense 36,490 35,149 34,756 35,192 36,816 37,420 Occupancy and equipment expense 4,883 4,700 5,192 5,195 5,145 4,903 Intangibles amortization expense 1,613 1,563 1,516 1,468 1,394 1,294 Other operating expenses 16,903 16,867 16,429 17,128 16,856 18,606 Total noninterest expenses $59,889 $58,279 $57,893 $58,983 $60,211 $62,223

20 Investment Thesis Bank that offers many of the product capabilities found in larger regional banks but delivers those services with a local community bank focus • Strong culture • Mobile Banking, Wealth Management, Credit Card, Treasury Services, and Mortgage Banking Centered in one of the fastest-growing regions in the U.S. Focused on high growth markets Stable, low-cost core deposit franchise • Built over 90 years of serving our communities • Strength of rural markets • Q4 2025 Total Cost of Deposits was 1.46% • Minimal wholesale funding Conservative Balance Sheet • Minimal credit risk in investment portfolio • Core funded • In market loan portfolio – almost no participations Market disruptions provide opportunity

21 Valuation Price to Tangible Common Book Value Chart reflects data available through S&P Global, and therefore the tangible book values are as of September 30, 2025 and the stock prices are as of January 16, 2026 for all companies presented. Based on 12/31/25 amounts for tangible common book value ($28.23) and FBNC stock price ($50.79), the Price to Tangible Book was 1.80x at that date. Source: S&P Global The above chart reflects the 1/16/2026 closing stock price and 9/30/2025 tangible common book value. 1.28x 1.57x 1.62x 1.72x 1.78x 1.86x 1.92x 2.x 2.02x 2.15x - 0.50 1.00 1.50 2.00 SFST UCB TOWN UBSI FCBC ABCB SBCF FBK AUB FBNC Price / Tangible Common Book Value Median = 1.82X

22 Valuation Price to Earnings Based on SNL Mean Normalized 2026 EPS Estimate of $4.35, the FBNC price to earnings ratio is 13.3x based on January 16, 2026, closing price for FBNC stock of $57.92. Source: S&P Global 9.8x 10.4x 11.4x 12.1x 12.1x 12.5x 12.7x 12.8x 13.3x 13.5x TOWN AUB UCB UBSI FCBC SFST FBK ABCB FBNC SBCF Price / 2026 Consensus EPS - Normalized Median – 12.3x The above chart reflects the 1/16/2026 closing stock price and 2026 EPS Estimate as of that date.

23 North Carolina & South Carolina Great States for Business High Influx of Population North Carolina is currently the 9th most populous state – • Projected 7th by 2040 – and within 1% of 5th most populated • 4th highest net increase in population in 2024 • Projected to grow 20% over the next 20 years – 5th highest total growth South Carolina is the 23rd most populous state – • The No. 1 fastest growing state by percentage change in 2023 and 4th fastest in 2024. 5th highest net increase in population in 2023 and 10th highest in 2024. • Projected to increase 18% between 2024 and 2042 America’s Top States for Business • North Carolina ranked No. 1 in America’s Top States for Business – 2022 and 2023 (CNBC), 2022 (Forbes), and Top Five in 2024 (CNBC, Forbes, CEO Magazine, Business Facilities). • South Carolina has trended up 20 points since 2021 to No. 19 for 2024 (CNBC) • South Carolina’s economy is 12th in the nation (CNBC) Tax-friendly states – NC is phasing out corporate income tax and SC’s corporate tax rate is among the lowest in the Southeast North Carolina Pension System – Ranked strongest in the nation by Moody’s Both states have an AAA Bond Rating

24 Service Excellence Standards Convenience and Ease Our customers choose when, where, and how they do business with us. Courteous Service We treat customers and fellow associates with respect, effectively communicate, and celebrate our unique contributions. Knowledge and Accuracy We employ the best associates and ensure all associates are well trained, establish quality standards, and hold each other accountable. Safety and Soundness We ensure long term financial stability by enhancing trust and confidence by providing a safe environment.

25 Corporate Citizenship

26 Corporate Citizenship First Bank has long been a committed partner in the many communities it serves across the Carolinas. The following are just some of the investment areas made over the recent years. A proud Carolinas community partner since 1935 Ensuring Equitable Access to Education — Area public schools and community colleges — Communities in schools — STEAM Programs — Summer camps Improving the Lives of Neighbors in Need — HBCU and college scholarships — Literacy programs and book drives — Boys and Girls Club chapters — United Way chapters across the Carolinas — Habitat for Humanity affiliates as volunteers and with our Habitat Loan Origination Program — Women’s shelters and organizations — Food banks and numerous drives — The American Red Cross — Partnership for Children — Smart Start — COVID relief funds, meals for frontline workers, and programs for victims of domestic violence Promoting Business and Economic Growth — Foundations — Business incubators — Local community economic development organizations — Entrepreneurship competitions — Small business financial education seminars — Events recognizing local business leaders

27 We treat customers and associates with respect, communicate effectively and celebrate the unique contributions of each individual. We strive to build an inclusive organization that represents the communities we serve. Social Responsibility Diversity Council Represent the ideas and concerns of associates regarding diversity and inclusion and ensure all efforts align with Our Promise to Service Excellence Serve as a communication channel, providing advice and assistance to leadership in promoting respect, inclusion, opportunity and community in our workplace Create a work environment that demonstrates all views are respected and provides equal access to opportunities for growth and advancement Ensure all open positions have a diverse pool of candidates, and our job requirements align with the markets we serve • Established recruiting relationships with North Carolina HBCUs • Joined NCWorks to improve visibility of open positions Diversity and Inclusion We provide financial education resources and tools to help members of our communities build brighter financial futures. Financial Wellness Teach Children to Save First Bank is an active participant in the American Bankers Association’s Teach Children to Save efforts, with associates making more than 185 visits to schools across the Carolinas and the bank matching those visits with $172,000 in donations. First@Work Through the Bank’s First@Work program, Bank associates offer in-person and online financial education seminars for employees at local businesses and at events in their communities. Educational Resources First Bank maintains many educational resources covering a range of topics like personal finance, budgeting, starting a business, buying a home, and understanding a credit score. These are frequently and widely shared through the Bank’s social media channels, including Facebook, Twitter, LinkedIn, and Instagram. The Learning Lab Built specifically for teens ages 12-18, the Learning Lab online modules provide financial education through fun, game-like scenarios on a variety of topics, including budgeting, savings, and investing.

28 Thank you!